                                                                   EXHIBIT 10.11

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated June 4, 1997 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers"), AMSOUTH BANK OF ALABAMA, an Alabama banking corporation ("AmSouth"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation, and NATIONSBANK, N.A., a national banking association, successor by merger to NationsBank, N.A. (South), a national banking association formerly known as NationsBank of Georgia, N.A. (collectively, the "Lenders"), and AMSOUTH BANK OF ALABAMA, an Alabama banking corporation, as agent for the Lenders (the "Agent").


                                    RECITALS

         A. The Borrowers, the Agent and the Lenders have heretofore entered into that certain Credit Agreement dated October 27, 1995 (the "Agreement") pursuant to which the Lenders made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $50,000,000 (the "Revolving Facility"), the proceeds of which are to be used by the Borrowers for general corporate purposes.

         A. The Borrowers have requested the Lenders to increase the Revolving Facility to an aggregate principal amount outstanding not to exceed $90,000,000, the proceeds of which will continue to be used by the Borrowers for general corporate purposes.

         B. The Lenders are willing to increase the amount of the Revolving Facility available to the Borrowers only if, among other things, the Borrowers enter into this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, and to induce the Lenders to increase the amount of the Revolving Facility, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. The defined term "Applicable Commitment Percentage" set forth in
Article I of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "Applicable Commitment Percentage" shall mean, for each Lender, a fraction, the numerator of which shall be the then amount of such Lender's Commitment and the denominator of which shall be the aggregate amount of the Commitments of all the Lenders, which Applicable Commitment

                  Percentage for each Lender as of June 4, 1997 is as set forth on the signature pages of the First Amendment to Credit Agreement under the caption "Applicable Commitment Percentage".

         3. The defined term "Cash Management Line of Credit" is hereby added to
Article I of the Agreement and shall read as follows:

                  "Cash Management Line of Credit" shall mean that certain line of credit in the maximum principal amount of $10,000,000 made available by AmSouth, as lender, to the Borrowers pursuant to a Short-Term Credit Agreement dated as of October 27, 1995, as amended by a certain First Amendment thereto dated November 1, 1996, and by a Second Amendment thereto dated June 4, 1997, with a maturity date of June 3, 1998, as the same may be renewed or extended from time to time hereafter.

         4. The defined term "Revolving Facility" set forth in Article I of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "Revolving Facility shall mean the credit facility made available to the Borrowers by the Lenders under the terms of
                  Article 2 in an aggregate amount of up to $90,000,000 as may be reduced by the Borrowers pursuant to Section 2.7 hereof."

         5. The defined term "Funded Debt" set forth in Article I of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "Funded Debt shall mean all Debt of BAM and the Consolidated Entities, on a consolidated basis, that matures by its terms more than one year after, or is renewable or extendible at the option of the debtor to a date more than one year after the date as of which Funded Debt is being determined, LESS the amount of credit available to the Borrowers but not yet advanced by AmSouth under the Cash Management Line of Credit."

         6. The defined term "Termination Date" set forth in Article I of the Agreement is hereby deleted and replaced in its entirety by the following:

                  "Termination Date shall mean June 3, 2002, as the same may be extended from time to time in accordance with Section 2.12 hereof."

         7. The reference to the figure "$50,000,000" as it appears in Section 2.1(a) of the Agreement is hereby amended to refer to the figure "$90,000,000."

         8. Section 5.8 set forth in Article 5 of the Agreement is hereby amended to read, in its entirety, as follows:

                  SECTION 5.8  ERISA.

                  (a) Prohibited Transactions. The execution and delivery of this Agreement and the issuance and delivery of the Notes as contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code, as amended.

                  (b) Compliance. Based on ERISA and the regulations and published interpretations thereunder, it is in compliance in all material respects with the applicable provisions of ERISA.

                  (c) Reportable Events. No "Reportable Event," as defined in
         Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by it.

                  (d) Liabilities. Neither BAM nor any Consolidated Entity is currently or will become subject to any liability (other than routine Plan expenses or contributions, if timely paid), tax or penalty whatsoever to any person whomsoever, which liability, tax or penalty is directly or indirectly related to any Plan including, but not limited to, any penalty or liability arising under Title I or Title IV of ERISA, any tax or penalty resulting from a loss of deduction under Sections 404 or 419 of the Code, or any tax or penalty under Chapter 43 of the Code, except such liabilities, taxes, or penalties (when taken as a whole) as will not have a material adverse effect on BAM and its Consolidated Entities taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects; and

                  (e) Funding. BAM and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan. No Plan would have an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) if such Plan were terminated as of the date on which this representation and warranty is made.

         9. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, as modified hereby, and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by any of the Notes or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by any of the Notes; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of any of the Notes or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

        10. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

        11. Each of the Notes dated October 27, 1995, executed and delivered by the

Borrower to the respective Lenders in connection with the execution of the Agreement shall be marked "Renewed by that Certain Amended and Restated Note dated June 4, 1997" and retained in the respective Lenders' files until the Loans have been paid in full and the Agreement has been terminated in writing, at which time each of the said Notes shall be returned to the Borrowers.

         12. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since October 27, 1995.

         13. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof; and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         14. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         15. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         16. This Amendment shall be governed by the laws of the State of Alabama.

         IN WITNESS WHEREOF, each of the Borrowers, the Lenders and the Agent has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                        BOOKS-A-MILLION, INC.


                                        By:/s/ Sandra B. Cochran
                                           ---------------------------------
                                           Its Executive Vice President
                                               -----------------------------


                                        AMERICAN WHOLESALE BOOK COMPANY,
                                             INC.

                                        By:/s/ Sandra B. Cochran
                                           ---------------------------------
                                           Its Vice President
                                               -----------------------------

                                        Hand Delivery Address:

                                        402 Industrial Lane
                                        Birmingham, Alabama 35211
                                        FAX:  (205) 945-1772
                                        Attention:  Chief Financial Officer

                                        Mailing Address:

                                        Post Office Box 19768
                                        Birmingham, Alabama 35219
                                        FAX:  (205) 945-1772
                                        Attention:  Chief Financial Officer

                                     AMSOUTH BANK OF ALABAMA


                                     By: /s/ David A. Simmons
                                        ---------------------------------------
                                        Its Senior Vice President

                                     Commitment Amount: $32,000,000

                                     Applicable Commitment Percentage: 35.556%

                                     Lending Office and Hand Delivery Address:

                                     7th Floor, AmSouth-Sonat Tower
                                     1900 Fifth Avenue North
                                     Birmingham, Alabama  35203
                                     FAX:  (205) 801-0157
                                     Attention:  David A. Simmons

                                     Mailing Address:

                                     P. O. Box 11007
                                     Birmingham, Alabama  35288
                                     FAX:  (205) 801-0157
                                     Attention:  David A. Simmons

                                     SUNTRUST BANK, ATLANTA


                                     By: /s/ David J./ Edge
                                        ---------------------------------------
                                        Its Vice President
                                            -----------------------------------

                                     By: /s/ John R. Frazer
                                        ---------------------------------------
                                        Its Vice President
                                            -----------------------------------

                                     Commitment Amount: $29,000,000

                                     Applicable Commitment Percentage: 32.222%

                                     Lending Office and Hand Delivery Address:

                                     25 Park Place N.E.
                                     Mail Code 120 - 24th Floor
                                     Atlanta, Georgia 30303
                                     FAX:  (404) 827-6270
                                     Attention:  F. McClellan Deaver, III

                                     Mailing Address:

                                     Post Office Box 4418
                                     Mail Code 120
                                     Atlanta, Georgia 30302
                                     FAX:  (404) 827-6270
                                     Attention:  F. McClellan Deaver, III

                                      NATIONSBANK, N.A.

                                     By: /s/ Nancy S. Goldman
                                        ---------------------------------------
                                        Its Vice President
                                            -----------------------------------

                                      Commitment Amount: $29,000,000

                                      Applicable Commitment Percentage: 32.222%

                                      Lending Office, Hand Delivery and Mailing
                                      Address:

                                      600 Peachtree Street, N.E.
                                      21st Floor
                                      Atlanta, Georgia 30306
                                      FAX:  (404) 607-6484
                                      Attention:  Nancy S. Goldman

                                      AMSOUTH BANK OF ALABAMA, as Agent


                                     By: /s/ David A. Simmons
                                        ---------------------------------------
                                        Its Senior Vice President

                   MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

         THIS MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT dated November 7, 1997 ("this Agreement") is executed by and between AMSOUTH BANK, an Alabama banking corporation, NATIONSBANK, N.A., a national banking association, and SUNTRUST BANK, ATLANTA, a Georgia banking corporation (collectively, the "Assignors" or individually, an "Assignor") and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (the "Assignee").

                                    RECITALS

         WHEREAS, the Assignors (or their predecessors) have heretofore entered into that certain Credit Agreement dated October 27, 1995, as amended by a First Amendment to Credit Agreement dated June 4, 1997 (together and as amended from time to time, the "Credit Agreement"), whereby the Assignors agreed to extend Credit to BOOKS-A-MILLION, INC., a Delaware corporation, and AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation (together, the "Borrowers"), such Credit being generally described as a $90,000,000 line of credit for Syndicated Loans and Competitive Bid Loans, all as more particularly described in the Credit Agreement;

         WHEREAS, the Assignee wishes to purchase an interest in the Credit extended by the Assignors to the Borrowers under the Credit Agreement, as more fully set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and of other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Assignors and the Assignee hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used in this Agreement and in the foregoing recitals shall have the meanings assigned to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. On and as of the Effective Date (as defined below), each Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from each Assignor, WITHOUT RECOURSE, that portion of each Assignor's individual rights and obligations as a Lender under the Credit Agreement and the other Loan Documents that is equivalent to a 5.5555% interest in and to all of the rights and obligations of all of the Lenders, collectively, under the Credit Agreement and the other Loan Documents, such that after giving effect to this Agreement, the Assignee shall have the

Applicable Commitment Percentage, the Commitment Amount, and the amount of outstanding Syndicated Loans indicated "On and After the Effective Date" beneath its signature on the attached signature page, and said rights and obligations shall include, without limitation, (i) a percentage interest equal to Assignee's Applicable Commitment Percentage in funded Syndicated Loans owing to the Assignors on the Effective Date, (ii) the obligation to participate in future Advances of Syndicated Loans to the Borrowers in accordance with the Assignee's Applicable Commitment Percentage, and (iii) the right, but not the obligation, to offer to make Competitive Bid Loans to the Borrowers as described in Article 2 of the Credit Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF ASSIGNORS. Each Assignor (i) represents and warrants that, as of the Effective Date, its Commitment Amount, Applicable Commitment Percentage and the aggregate outstanding principal amount of the Syndicated Loans owing to it (without giving effect to assignments thereof set forth in this Agreement) are correctly set forth beneath each Assignor's signature on the attached signature pages under the heading "Before the Effective Date"; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto.

         4. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements provided most recently by the Borrowers under
Section 7.3 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or the Assignors (individually or collectively) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by the Lenders; and (v) specifies as its address for notices and its Applicable Lending Office, until otherwise specified in writing, the office set forth beneath its name on the attached signature page.

         5. NOTES. Each Assignor (i) attaches its Amended and Restated Syndicated Promissory Note dated June 4, 1997 and requests that the Agent exchange such note for a Second Amended and Restated Syndicated Note, executed by the Borrowers, dated the Effective Date, and made payable to each Assignor in a maximum principal amount equal to such Assignor's Commitment Amount "On and After the Effective Date" as set forth beneath its signature on the attached signature pages and (ii) requests that the Agent deliver to the Assignee two promissory notes, each executed by the Borrowers, dated the Effective Date, and made payable to the Assignee as follows: a Syndicated Promissory Note in a maximum principal amount equal to the Assignee's Commitment Amount "On and After the Effective Date" set forth beneath its signature on the attached signature pages and a Competitive Bid Note in the maximum principal amount of $90,000,000.

         6. EFFECTIVE DATE. The effective date for this Agreement shall be November 7, 1997 (the "Effective Date"). Following the execution of this Agreement, it will be delivered to the Agent for acceptance and recording by the Agent.

         7. EFFECT OF AGREEMENT. Upon such acceptance and recording, on and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignors shall, only to the extent provided in this Agreement, relinquish their rights and be released from their obligations under the Credit Agreement.

         8. PAYMENTS AND CREDITS. Upon such acceptance and recording, on and after the Effective Date, the Agent shall make all payments under the Credit Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees with respect thereto) to the Assignors and Assignee in accordance with their respective Applicable Commitment Percentages "On and After the Effective Date" as set forth beneath their signatures on the attached signature pages. The Assignors and Assignee shall make all appropriate adjustments in payments under this Agreement, the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         9. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with, the laws of the State of Alabama. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Agreement shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. If any provision of this Agreement is held prohibited or unenforceable in a particular jurisdiction, such provision shall be ineffective only in the applicable jurisdiction and only in such jurisdiction and only to the extent of such prohibition or unenforceability without invalidating or affecting the enforceability of the remaining provisions of this Agreement.

                  [Remainder of this page intentionally blank.]

         IN WITNESS WHEREOF, each of the Assignors, the Assignee and the Agent has caused this Agreement to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                   "ASSIGNOR:"

                                   AMSOUTH BANK

                                   By: /s/ David A. Simmons
                                      ------------------------------------------
                                      Its Senior Vice President




                                   Before the Effective Date:
                                   -------------------------

                                   Commitment Amount:                $32,000,000
                                   Applicable Commitment Percentage:     35.556%
                                   Outstanding Syndicated Loans:      $7,111,120



                                   On and After the Effective Date:
                                   -------------------------------

                                   Commitment Amount:                $27,000,000
                                   Applicable Commitment Percentage:     30.000%
                                   Outstanding Syndicated Loans:      $6,000,000

                                   "ASSIGNOR:"

                                   NATIONSBANK, N.A.

                                   By: /s/ Nancy S. Goldman
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------




                                   Before the Effective Date:
                                   -------------------------

                                   Commitment Amount:                $29,000,000
                                   Applicable Commitment Percentage:     32.222%
                                   Outstanding Syndicated Loans:      $6,444,440



                                   On and After the Effective Date:
                                   -------------------------------

                                   Commitment Amount:                $24,000,000
                                   Applicable Commitment Percentage:     26.667%
                                   Outstanding Syndicated Loans:      $5,333,400

                                   "ASSIGNOR:"

                                   SUNTRUST BANK, ATLANTA

                                   By: /s/ David J. Edge
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------


                                   By: /s/ John R. Frazer
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------




                                   Before the Effective Date:
                                   -------------------------

                                   Commitment Amount:                $29,000,000
                                   Applicable Commitment Percentage:     32.222%
                                   Outstanding Syndicated Loans:      $6,444,440



                                   On and After the Effective Date:
                                   -------------------------------

                                   Commitment Amount:                $24,000,000
                                   Applicable Commitment Percentage:     26.667%
                                   Outstanding Syndicated Loans:      $5,333,400

                                   "ASSIGNEE:"

                                   SOUTHTRUST BANK, NATIONAL ASSOCIATION

                                   By: /s/ J. Burton McDonald, Jr.
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------




                                   Before the Effective Date:
                                   -------------------------

                                   Commitment Amount:                     $00.00
                                   Applicable Commitment Percentage:        zero
                                   Outstanding Syndicated Loans:          $00.00



                                   On and After the Effective Date:
                                   -------------------------------

                                   Commitment Amount:                $15,000,000
                                   Applicable Commitment Percentage:     16.666%
                                   Outstanding Syndicated Loans:      $3,333,200



                                   Lending Office and Hand Delivery Address:
                                   ----------------------------------------

                                   6th Floor, SouthTrust Tower
                                   420 North 20th Street
                                   Birmingham, Alabama 35203
                                   FAX:  (205) 254-5911
                                   Attention:  J. Burton McDonald, Jr.

                                   Mailing Address:

                                   Post Office Box 2554
                                   Birmingham, Alabama 35290
                                   Attention:  J. Burton McDonald, Jr.

                                   "AGENT:"

                                   Accepted this  7th  day of November, 1997
                                                 -----

                                   AMSOUTH BANK, as Agent

                                   By: /s/ David A. Simmon
                                      ------------------------------------------
                                      Its:  Senior Vice President

CONSENT TO MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT:

"BORROWERS:"

BOOKS-A-MILLION, INC., a Delaware corporation

By: /s/  Sandra B. Cochran
   ------------------------------------------
   Name: Sandra B. Cochran
        -------------------------------------
   Title: Executive Vice President
         ------------------------------------



AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation

By: /s/  Sandra B. Cochran
   ------------------------------------------
   Name: Sandra B. Cochran
        -------------------------------------
   Title: Vice President
         ------------------------------------